                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. _)

[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted By Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 167;240.14a-12

                          Tri-State, 1/st/ Bank, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                           TRI-STATE 1ST BANK, INC.
                                 P. O. Box 796
                          East Liverpool, Ohio, 43920

                   Notice of Annual Meeting of Shareholders
                 to be held April 17, 2002, at the offices of
                         1/st/ National Community Bank
                            16924 St. Clair Avenue
                             East Liverpool, Ohio

Dear Tri-State 1st Bank, Inc. Shareholder:

      You are cordially invited to attend the 2002 Annual Meeting of the Shareholders of Tri-State 1st Bank, Inc., an Ohio corporation ("1st Bank"), on Wednesday, April 17, 2002. The meeting will be held at the executive offices of 1/st/ National Community Bank at 16924 St. Clair Avenue, East Liverpool, Ohio, at 7:00 P.M. 1st National Community Bank ("1st National") is a wholly- owned subsidiary of 1st Bank. Whether or not you will attend the Annual Meeting of the Shareholders, I urge you to immediately sign and return the enclosed Proxy in
                            ----------------------------------------------
the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:


      1. To set the number of Class 3 Directors to be elected at three (3) members of the Board of Directors and to elect three (3) Class 3 Directors each for a term of three (3) years to serve until the year 2005 A.D., or until the next meeting of Shareholders called for the purpose of electing Class 3 Directors. All three (3) of the current Class 3 Directors have been nominated for election.

      2. To approve a change of the name of the Company from Tri-State 1/st/ Bank, Inc. to Tri-State 1/st/ Banc, Inc.

      3. To ratify the appointment of S. R. Snodgrass, A.C., as the independent certified public accountants for 1/st/ Bank in year 2002.

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on March 6, 2002 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors
St. Clair Township, Ohio
March 13, 2002
Keith R. Clutter, Secretary

                            YOUR VOTE IS IMPORTANT
                            ----------------------

Please complete, sign, date and return the enclosed proxy so that your shares will be represented at the meeting. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

                          TRI-STATE 1/st/ BANK, INC.
                                 P. O. BOX 796
                          EAST LIVERPOOL, OHIO, 43920

                              2002 Annual Meeting

                                PROXY STATEMENT

                       Proxies, Solicitation and Voting

This Proxy Statement is furnished to the shareholders ("Shareholders") of Tri-State 1/st/ Bank, Inc. ("1/st/ Bank") in connection with the solicitation by the 1/st/ Bank management, by order of the Board of Directors, of proxies ("Proxies") for use at the Annual Meeting of Shareholders to be held on April 17, 2002, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The enclosed Proxy is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of 1/st/ Bank (the "Common Stock") voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, on notice to the Secretary of 1st Bank by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of 1/st/ Bank represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder's right to attend the Annual Meeting and vote in person.

The election of the Class 3 Directors, the appointment of S. R. Snodgrass A.C. as Company auditors and the change of the company's name to Tri-State 1/st/ Banc, Inc., all require the affirmative vote of a majority of votes cast, at a meeting that the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on March 6, 2002, (the "Record Date") will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, 1/st/ Bank had 720,298 shares of Common Stock outstanding. In the election of Class 3 Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held.

The cost of soliciting Proxies will be borne by 1/st/ Bank. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. 1/st/ Bank will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

                             ELECTION OF DIRECTORS

                               [Proposal No. 1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class 3 Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class 3 Directors and all have consented to be named and to serve if elected. The Bylaws of 1/st/ Bank provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by resolution of the Board of Directors or the Shareholders. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class 1, Class 2 and Class 3. The current term of the Class 3 Directors expires at this Annual Meeting and three Class 3 Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class 3 Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

Nominations for election to the Board of Directors may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (i) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of 1st Bank not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson's instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class 3 Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class 3 Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class 3 Directors and certain information furnished by such nominees to 1/st/ Bank concerning themselves. The persons named below will be nominated for election to serve until the 2005 A.D. Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote "For" the resolution establishing the number of Class 3 Directors at three (3) persons and to vote "For" the election of these three (3) nominees.

                                Recommendation

The Board of Directors recommends that the Shareholders vote "For" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

Nominees for the Class 3 Directors

                                    Position and Offices                                Present and Principal
                                    Held at 1/st/ Bank               Director           Occupation for last
Name                       Age      and Subsidiaries                 Since              five years
----                       ---      ---------------                 --------            ----------
J. Robert Berg             49       Director, 1/st/ National        2002                President of Richardson
                                    by appointment                                      Monuments, Inc.
                                                                                        (Monument retailing)

Charles B. Lang            62       Director - President            1987                President of 1/st/ Bank;
                                    of 1/st/ Bank; Chairman                             Chairman & CEO of
                                    and CEO of 1/st/ National;                          1/st/ National (banking)
                                    President of Gateminder

John C. Thompson           75       Director - 1/st/  Bank;         1987                Chairman of The
                                    1/st/ National                                      Hall China Company
                                                                                        (pottery manufacturer)

Identification of Other Directors and Executive Officers

The following persons are (i) current Directors of 1/st/ Bank who are serving as either Class 1 Directors, whose terms expire in 2003, or Class 2 Directors, whose terms expire in 2004, and/or (ii) executive officers of 1st National.

Class 1 Directors

William E. Blair           66          Director- 1/st/ Bank;       1991                President of Bill
                                       1/st/  National;                                Blair Inc. (oil & gas
                                       Gateminder                                      exploration)

Stephen W. Cooper          58          Director - 1/st/ Bank;      1989                President of Cooper
                                       1/st/ National                                  Insurance Agency
                                                                                       (general insurance)

Marvin H. Feldman          56          Director - 1/st/ Bank;      1987                Partner in The
                                       1/st/ National                                  Feldman Agency
                                                                                      (general insurance)

                                      Position and Offices                                  Present and Principal
                                      Held at 1st Bank                  Director            Occupation for last
Name                       Age        and Subsidiaries                  Since               five years
----                       ---        ----------------                  -----               ----------
Class 2 Directors

Keith R. Clutter           58         Director - Secretary              1987                Secretary of 1/st/ Bank;
                                      of 1/st/  Bank; President                             President 1/st/ National
                                      of 1/st/ National; Secretary                          (banking)
                                      of Gateminder Corp.

G. Allen Dickey            71         Director - 1/st/  Bank;           1987                Chairman of D.W.
                                      1/st/ National                                        Dickey & Son, Inc.
                                                                                            (construction material)

John P. Scotford, Sr.      73         Director - 1/st/  Bank            1987                President - McBarscot
                                                                                            Company (automobile
                                                                                            dealer)

Other Executive Officers

                                       Position and Offices                   Present and Principal
                                       Held at 1st Bank                       Occupation for last
Name                       Age         and Subsidiaries                       five years
----                       ---         ---------------                        ----------
Kevin Anglemyer            37          Chief Financial Officer,               Chief Financial
                                       1/st/ Bank, 1/st/ National,            Officer since 1998;
                                       Gateminder; CPA                        over 13 years of
                                                                              banking experience

Roger D. Sanford           53          Vice President of                      Vice President and Branch
                                       1/st/ National                         Administrator of 1/st/ National
                                                                              since 1992; over 30 years of
                                                                              banking experience

R. Keith Broadbent         58          Vice President of                      Vice President of 1/st/ National;
                                       1/st/ National                         over 33 years of banking experience

Steven A. Mabbott          45          Vice President of                      Vice President & Loan
                                       1/st/ National                         Department Manager of 1/st/
                                                                              National since 1994; over 14
                                                                              years of banking experience

Vickie L. Owens            40          Vice President of                      Vice President & Supervisor
                                       1/st/ National                         of Data Processing of 1/st/ National
                                                                              since 1991; over 23 years of banking experience

                                           Position and Offices              Present and Principal
                                           Held at 1st Bank                  Occupation for last
Name                       Age             and Subsidiaries                  five years
----                       ---             ----------------                  ----------
Lester W. Smith            72              Vice President of                 Vice President of
                                           1/st/ National                    Pennsylvania Operations of 1/st/
                                                                             National since 1999; over 42
                                                                             years of experience in financial field

Joseph M.                  37              Vice President of                 Vice President & Loan
Schmalstieg                                1/st/ National                    Officer of 1/st/ National since
                                                                             1998; over 7 years of banking experience

Judy A. Mouse              34              Assistant Cashier of              Assistant Cashier & Branch
                                           1/st/ National                    Supervisor of 1/st/ National since 1988;
                                                                             over 13 years of banking experience

Michael P. Palmer         35               Assistant Vice President          Assistant Vice President &
                                           & Loan Officer of 1/st/           Officer of Loan Officer of 1/st/ National
                                           National                          since 1997; over 10 years of
                                                                             experience in financial field

Board of Director and Committee Meetings

During 2001, the Board of Directors of 1st Bank held seven regular meetings of the Board. 1st Bank has no standing audit, nominating, compensation or other committees of the Board of Directors. All of 1st Bank's Directors attended at least 75% of its Board meetings except; Directors Blair and Dickey, who attended five of the seven meetings, Director Feldman who attended four of the seven meetings and Director Scotford who did not attend any of the meetings. All Directors of 1st Bank except Director Scotford also constitute the entire Board of Directors of 1st National Community Bank, a wholly-owned subsidiary of 1st Bank. There were t welve meetings of the Board of Directors of 1st National. All of 1st National's Directors attended at least 75% of its Board meetings except for Director Feldman who attended seven of the twelve meetings due to the extensive travelin g he does as Chairman and Vice-Chairman of the Million Dollar Roundtable, and Director R. Lynn Leggett who attended four of the twelve meetings because of health reasons.

                            EXECUTIVE COMPENSATION

The following table reflects the compensation paid by 1st National during 2001, 2000 and 1999 for services in all capacities by the Chairman & CEO. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

Summary Compensation Table

                                          Annual Compensation
                                         Salary         Bonus
 Name and Position         Year          (A)            (A)
----------------------------------------------------------------

 Charles B. Lang           2001          $85,779      $2,127
 Chairman & CEO            2000           75,748       7,584
                           1999           71,760       1,528

(A) Amounts shown include all cash compensation earned and received by the named executive officer.

Options/SAR Grants/Incentive Plans

1st Bank does have in place a stock option plan that was approved by the Shareholders at their annual meeting on April 18, 2001. Under the Plan, there are 38,500 shares of 1st Bank stock eligible for distribution under the stock option plan. A committee is chosen by the Board of Directors of 1st National each year comprised of Directors but not including any executive officers of either 1st Bank or 1st National for the purpose of awarding options to purchase Common Stock of 1st Bank to deserving Officers and Directors. For the year 2001, no options were granted.

The following table describes each exercise of stock options and SARs during the year 2001 by the named executive officer of 1st National and 1st Bank under the 1997 stock option plan approved by shareholders:

                         Aggregated Option/SAR Exercises in Last Fiscal Year
                                    and FY-End Option/SAR Values
--------------------------------------------------------------------------------------------------------
                                                            Number of Securities           Value of
                                                                 Underlying               Unexercised
                                                                 Unexercised             In-the-Money
                                                                Options/SARs             Options/SARs
                                                                at FY-End (#)            at FY-End (#)
                     Shares Acquired                            Exercisable/             Exercisable/
Name                 on Exercise (#)      Value Realized        Unexercisable            Unexercisable
--------------------------------------------------------------------------------------------------------
Charles B. Lang            None                 $0                16,445/0                $77,242/$0

There are no other stock option or stock appreciation rights plans, nor are there any long- term incentive plans for employees of 1st Bank or 1st National.

Compensation of Directors

For the year 2001, no compensation was paid to any Directors of 1st Bank for their services to the holding company. No compensation was paid to Directors Lang and Clutter as Directors of 1st National, who are compensated in their capacity as officers of 1st National. Compensation paid to each of the remaining seven outside Directors of 1st National was as follows: an annual retainer of $3,100; $300 for each of the twelve Board meetings attended; and $250 for each Executive Committee attended (two outside Directors are assigned to each of the monthly Executive Committee meetings) and $250 to the three members of the Audit Committee for each of the two meetings attended.

Employment Arrangements

1st Bank has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between 1st Bank and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of 1st Bank.

        Security Ownership of Certain Beneficial Owners and Management

As of March 6, 2002, there were 720,298 shares of Common Stock outstanding and 72,360 stock options to purchase unissued shares of which all stock options are owned by current Directors and officers of 1st National. The following table sets forth information as of March 6, 2002, with respect to beneficial ownership of 1st Bank's Common Stock by: (i) all persons known to 1st Bank to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of 1st Bank; and (iii) all of 1st Bank's officers and Directors as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.

                                                     Amount and
                                                     Nature of
Name and Address                                     Beneficial
of Beneficial Owner                                  Ownership(1)               Percentage of Class
---------------------------------------------------------------------------------------------------
J. Robert Berg                                       1,944(2)                      *
P.O. Box 497
Lisbon, OH 44432

William E. Blair, Jr.                                9,048(3)                   1.14%
13004 Woodworth Road
New Springfield, OH 44443

Keith R. Clutter                                     8,910(4)                   1.12%
2642 Carter Street
East Liverpool, OH 43920

Stephen W. Cooper                                    5,376 (5)                     *
933 Park Boulevard
East Liverpool, OH 43920

                                                     Amount and
                                                     Nature of
Name and Address                                     Beneficial
of Beneficial Owner                                  Ownership(1)               Percentage of Class
---------------------------------------------------------------------------------------------------
G. Allen Dickey                                      26,190 (6)                 3.30%
6938 State Route 45
Lisbon, OH 44432

Marvin H. Feldman                                    33,312 (7)                 4.20%
932 Midway Lane
East Liverpool, OH 43920

Charles B. Lang                                      74,633 (8)                 9.42%
R. D. #1, Box 255
Chester, WV 26034

John P. Scotford                                     58,266 (9)                 7.35%
7316 Christopher Drive
Poland, OH 44514

John C. Thompson                                     15,740 (10)                1.99%
913 Park Boulevard
East Liverpool, OH 43920

Kevin Anglemyer                                       2,778 (11)                   *
126 Ambrose Drive
Clinton, PA 15026

R. Keith Broadbent                                    2,063 (12)                   *
1321 Riverview Street
East Liverpool, OH 43920

Roger D. Sanford                                      5,136 (13)                   *
50621 Stagecoach Road
East Liverpool, OH 43920

Steven A. Mabbott                                     3,245 (14)                   *
15792 Highland Drive
East Liverpool, OH 43920

Lester W. Smith                                       1,155 (15)                   *
101 Murray Drive
Beaver, PA 15009

Vickie L. Owens                                         550 (16)                   *
545 Densmore Avenue
East Liverpool, OH 43920

All Directors and Executive
Officers as a group                                 248,346                    31.33%

* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1) For the purposes of this table, shares are considered "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days. In computing the percentage of ownership for each nominee, director and principal officer and the group, the shares covered by exercisable stock options held by such nominee, director, principal officer and group are deemed outstanding. In calculating the percentage of class owned, the total number of shares issued and outstanding have been increased to reflect the number of shares that would be outstanding.

(2) Includes 1,452 shares owned of record, 162 shares in IRA accounts in the name of himself and spouse and 330 shares in corporate name.

(3) Includes 1,650 shares owned of record, 2,750 shares owned in the name of his spouse and 4,648 stock options.

(4)      Includes 605 shares owned of record and 8,305 stock options.

(5)      Includes 728 shares owned of record and 4,648 stock options.

(6) Includes 1,452 shares owned by spouse and 19,712 shares owned in trust by himself and spouse and 5,026 stock options.

(7) Includes 607 shares owned of record, 27,679 shares owned in Trust by himself and by his spouse and in corporate name, and 5,026 stock options.

(8) Includes 3,552 shares owned of record, 2,673 shares held in an IRA account, 100 shares owned by his spouse, 51,863 shares held in Trust and as Co-Trustee of the Francis H. Lang Trust, and 16,445 stock options.

(9) Includes 605 shares owned of record, 52,635 shares held in Trust by himself and his spouse and 5,026 stock options.

(10)     Includes 10,714 shares owned of record and 5,026 stock options.

(11)     Includes 220 shares owned of record and 2,558 stock options.

(12) Includes 330 shares are owned jointly with another person and 1,733 stock options.

(13)     All 5,136 shares are by stock options.

(14)     All 3,245 shares are by stock options.

(15) Includes 55 shares owned of record and 1,100 shares are by stock options.

(16)     All 550 shares are by stock options.

           Section 16 (a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, 1st Bank Directors, officers and persons holding more than ten percent (10%) of 1st Bank's stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. 1st Bank is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. 1st Bank is not aware of any untimely filing.

                Certain Relationships and Related Transactions

The Company extends credit to certain directors, officers and employees of the Company, as well as to members of their immediate families, in connection with mortgage loans, commercial loans, home equity lines of credit and both secured and unsecured installment loans.

The Company's policy provides that all loans made by the Company to its directors and officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. As of December 31, 2001, total loans outstanding extended to directors and officers aggregated $1,253,645. The Company believes that such loans do not involve more than the normal risk of collectibility or present other unfavorable features

        Amendment of Articles of Incorporation to Change the Company's Name from Tri-State 1/st/ Bank, Inc. to Tri-State 1st Banc, Inc.

                               [Proposal No. 2]

As a result of our 1996 restructuring, Tri-State 1/st/ Bank, Inc. is a one-bank holding company incorporated under the laws of the State of Ohio. The Company's wholly owned subsidiary, 1/st/ National Community Bank, operates as a national banking association. The use of the word "Bank" in the name of state chartered banks is regulated by the Ohio Department of Commerce. While 1/st/ National Community Bank is not an Ohio state-chartered bank, our Board of Directors approved, subject to shareholder approval, the amendment to our Articles of Incorporation to change the name of the Company from "Tri-State 1/st/ Bank, Inc." to "Tri-State 1/st/ Banc, Inc." to avoid any such confusion.

The proposed amendment would amend Article I of the Company's Articles of the Company's Articles of Incorporation as amended, so that it shall read as follows: "The name of the Corporation shall be: Tri-State 1/st/ Banc, Inc. (the "Corporation")."

The change in the Company's name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company's securities bearing the name "Tri-State 1/st/ Bank, Inc." will continue to be valid and represent shares of the Company following the name change. In the future, new certificates will be issued bearing the new name, but this in no way will affect the validity of the current share certificates.

If the proposal is approved by the shareholders, the name change will become effective upon filing of the Amendment to the Articles of Incorporation with the Secretary of State of the State of Ohio. The Company intends to file the proposed Amendment promptly after the shareholders approve the name change.

                                Recommendation

The Board of Directors recommends that the Shareholders vote "For" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.


                     RATIFICATION OF S. R. SNODGRASS, A.C.

                               [Proposal No. 3]

The Board of Directors of 1st Bank has appointed S. R. Snodgrass as independent auditors to examine the financial statements of 1st Bank and its subsidiaries for the fiscal year ending December 31, 2002, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends that the appointment of S. R. Snodgrass be ratified by Shareholders.

Representatives of S. R. Snodgrass are expected to be present at the Annual Meeting. S. R. Snodgrass has represented 1st Bank since its formation and has represented 1st National since its charter was granted in 1987, serving the Board of Directors in that capacity for nearly 15 years.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year-ended December 31, 2001. In addition, the Committee has discussed with S.R. Snodgrass, Statements on Auditing Standards No. 61, Communication with Audit Committee.

The Committee has received the written disclosures from S.R. Snodgrass, required by Independence Standards Board Standard No. 1 and discussed with S.R. Snodgrass, its independence from the Company.

At December 31, 2001, fees paid to S. R. Snodgrass for the Audit of the financial statements and for the required quarterly review of 1/st/ Bank and its subsidiaries for the year 2001 were $33,874. Additionally, fees paid to S. R. Snodgrass for other services for the year 2001, including the preparation of tax returns, internal audit and the preparation and implementation of a profit enhancement program with senior management, was $66,781.

Based on the reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                Recommendation

The Board of Directors recommends that the Shareholders vote "For" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

                   OTHER MATTERS TO COME BEFORE THE MEETING

                               [Proposal No. 4]

No other matters are intended to be brought before the Annual Meeting by 1st Bank, nor does 1st Bank know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

                             SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at 1st Bank's 2003 Annual Meeting of Shareholders must submit such proposals so that they are received by 1st Bank no later than October 29, 2002, in order to be considered for inclusion in 1st Bank's 2003 Proxy materials. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Bank, Inc., P. O. Box 796, East Liverpool, Ohio 43920, Attn: Secretary.

                                    GENERAL

Upon written request to 1st Bank by any Shareholder whose Proxy is solicited hereby, 1st Bank will furnish a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the Shareholder requesting the same. Requests should be directed to the attention of Keith R. Clutter, Secretary, P. O. Box 796, East Liverpool, Ohio 43920.


By Order of the Board of Directors


/s/ Keith R. Clutter
Keith R. Clutter
Secretary

                                  PROXY CARD
                           Tri-State 1st Bank, Inc.
                                 P. O. Box 796
                          East Liverpool, Ohio 43920
                   PLEASE CHECK THE APPROPRIATE SPACES BELOW

The undersigned hereby appoints Hazel C. Schreckengost, J. Robert Berg and Nancy Thompson Cope, and each of them, each with the power to appoint a substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Bank, Inc. ("1st Bank") held of record by the undersigned at the close of business on March 6, 2002, at the Annual Meeting of Shareholders of 1st Bank to be held at the main office of 1st National Community Bank, 16924 St. Clair Avenue, East Liverpool, Ohio, on Wednesday, April 17, 2002, at 7:00 P.M., and at any adjournment thereof.

A vote FOR the following proposals is recommended by the Board of Directors:

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are
                                                        ----------------------
able to attend the meeting, you are urged to sign and mail the Proxy in the
---------------------------------------------------------------------------
return envelope provided so that your stock may be represented at the meeting.
------------------------------------------------------------------------------


1. ELECTION OF DIRECTORS
   Election of the three (3) nominees listed below as members of 1st Bank's Board of Directors as Class 3 Directors.

      J. Robert Berg            _____  FOR  _____  AGAINST  _____  ABSTAIN
      Charles B. Lang           _____  FOR  _____  AGAINST  _____  ABSTAIN
      John C. Thompson          _____  FOR  _____  AGAINST  _____  ABSTAIN


2. TO APPROVE the name change of the Company to Tri-State 1st Banc, Inc.

                                _____  FOR  _____  AGAINST  _____  ABSTAIN

3. TO RATIFY the selection by the Board of Directors of S. R. Snodgrass, A.C., as 1st Bank's independent certified public accountants for the 2002 fiscal year.

                                _____  FOR  _____  AGAINST  _____  ABSTAIN

4. Transaction of such other business as may properly come before the meeting or any postponement or adjournments thereof.

                                _____  FOR  _____  AGAINST  _____  ABSTAIN



                      THIS PROXY IS SOLICITED ON BEHALF OF
                       THE BOARD OF DIRECTORS OF 1ST BANK

Signature (s):

________________________________  Date:____________  No. of Shares:_____________

_______________________________________   ______________________________________
(Please print or type name[s])            (Please print or type name[s])

NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the Proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.